Exhibit 10.12




                                October 23, 2001
CONFIDENTIAL


Mr. Robert V. Dickinson
President and Chief Executive Officer
California Micro Devices Corporation
215 Topaz Street
Milpitas, CA 95035

Dear Bob:

         This letter agreement (this "Agreement") confirms the understanding and agreement between Needham & Company, Inc. (the "Placement Agent") and California Micro Devices Corporation (the "Company") as follows:

         1. The Company hereby engages the Placement Agent as the Company's exclusive placement agent in connection with the proposed private placement to accredited investors of securities of the Company (the "Offering"). The Placement Agent hereby accepts such engagement upon the terms and conditions set forth in this Agreement. It is currently contemplated that the Offering will be structured as a private offering with a planned maximum of 2.0 million shares of Common Stock of the Company (the "Securities"). The final terms of the Offering will be determined by negotiation between the Company and interested investors in consultation with the Placement Agent. This Agreement shall not give rise to any commitment or obligation by the Placement Agent to purchase any of the Securities or, except as provided in Section 2 below, to find purchasers for the Securities.

         2. The Placement Agent will provide the following services:

         (a) Advise the Company with regard to the size of the Offering and the structure and terms of the Securities that might be realized in the current market environment;

         (b) Work with the Company to prepare a private placement memorandum (the "Memorandum") and, if deemed desirable, create an investor road show concerning the Company for use with qualified investors. The Memorandum would not be made available to or used in discussions with prospective qualified investors until such Memorandum and such prospective qualified investors have been approved by the Company. The Memorandum that will be initially circulated will incorporate publicly available documents and will not include any non-public material information about the Company;

         (c) Assist the Company in identifying and evaluating prospective qualified investors;

         (d)      Approach   prospective   qualified   investors   regarding  an
                  investment in the Company; and

         (e) Work with the Company to develop a negotiating strategy and assist in negotiations with potential qualified investors.

         The Placement Agent will have no authority under this Agreement to bind the Company in any way to any party. In addition, nothing contained in this Agreement will require the Company to accept the terms of any proposal. The Company agrees to coordinate any discussions regarding any investment in the Company with the Placement Agent and agrees to instruct Company directors and officers that if they receive any inquiry or are

                                 Exhibit 10.12

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California Micro Devices Corporation
October 23, 2001
Page 2
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                                                         Needham & Company, Inc.

otherwise aware of the interest of any third party concerning an investment in the Company during the term of this Agreement, they should notify the Company CEO who, on behalf of the Company, will promptly notify the Placement Agent of the prospective investor and its interest. The prior sentence will not apply to potential strategic investors who have, or are proposing, commercial business relationships with the Company ("Strategic Investors") if such Strategic Investors express an interest in investing in the Company separate from the Offering being placed by Placement Agent.

         3. The Offering will be made by means of the Memorandum, which shall be prepared and approved by the Company and its counsel. The Company will also be responsible for updating and supplementing the Memorandum prior to closing to reflect developments affecting the Company. The Memorandum and any amendment or supplement thereto will be in form reasonably acceptable to the Placement Agent. The Company agrees that the Placement Agent may rely on the information contained in the Memorandum and shall have no responsibility for any information contained therein except for any information concerning the Placement Agent supplied by the Placement Agent in writing to the Company for inclusion therein. All other documents and materials to be used for circulation to investors (collectively "Investor Materials") in connection with the Offering will be provided by the Company to the Placement Agent in advance, and no such documents or materials will be provided to investors without the Placement Agent's prior approval. The Memorandum and all Investor Materials shall be the sole responsibility of the Company. The Memorandum will include all information required to be provided to accredited investors pursuant to Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Neither the Memorandum nor any of the Investor Materials shall contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         4. Each of the Company and the Placement Agent agrees to conduct the Offering in a manner intended to qualify for the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof and Regulation D thereunder and in a manner intended to comply with the applicable state "blue sky" laws and applicable securities laws of other jurisdictions. Other than as provided in the prior sentence, the Company will be responsible for compliance with the Securities Act and Regulation D and with applicable state and other securities laws with respect to offers and sales made by the Company and for compliance with the filing requirements and other actions required under such laws.

         5. The Company will, at each closing of the Offering, furnish Needham & Company with an opinion of counsel relating to the Company and the Offering in form and substance reasonably satisfactory to Needham & Company and its counsel. Such opinion shall include legal assurances regarding compliance with applicable corporate and securities laws and comfort with respect to the accuracy and completeness of the disclosure in the Memorandum and the Investor Materials as well as those of the matters addressed in the opinion such counsel renders to the purchasers in the Offering as Needham & Company shall request. In addition, at each closing the Company will provide Needham & Company with the same certificates of the officers of the Company, comfort letters and other documents and certificates as are furnished to the purchasers in the Offering.

         6. The Company agrees to pay the following fees to the Placement Agent for its services rendered under this Agreement:

         (a) An advisory fee of $50,000 payable in cash upon signing of this Agreement, which advisory fee, to the extent paid and to the extent the Placement Agent's out of pocket expenses specified in Section 7 total less than $50,000, shall be credited against the fee described in 6(b) below;

         (b) A fee equal to 6.0% of the gross proceeds on all sales of Securities made in the Offering, payable

                                 Exhibit 10.12

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California Micro Devices Corporation
October 23, 2001
Page 3
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                                                         Needham & Company, Inc.


                  in cash upon the closing to which such fee relates except that the fee shall be equal to (i) 3% of the gross proceeds on such sales to persons who are currently Company shareholders or their affiliates if such persons invest in the Company separate from the Offering being placed by Placement Agent;
                  (ii) 3% of the gross proceeds on such sales to persons who are friends and family of Company management; and (iii) 0% of the gross proceeds on such sales to Strategic Partners if such Strategic Investors invest in the Company separate from the Offering being placed by Placement Agent;

         (c) Warrants (the "Warrants"), issuable at the first and any subsequent closing of the sales of the Securities, to purchase such number of Securities equal to one-half of the percentage specified in 6(b) of the Securities sold in the Offering. The Warrants shall be exercisable at an exercise price equal to the price per share of the Securities sold in the Offering and shall contain other customary provisions, including anti-dilution provisions and demand and "piggyback" registration rights similar to those contained in warrants issued to investors in the Offering. The Warrants shall have a term identical to that of warrants issued to investors in the Offering and if, but only if, the investor warrants have a net issuance (cashless exercise) provision, then so shall the Warrants; provided however, that if no warrants are issued to investors in the Offering, then the term of the Warrants shall be five (5) years and the Warrants shall contain a net issuance (cashless exercise) provision; and

         (d) If during the nine-month period following the expiration or termination of this Agreement other than by the Company for cause (cause shall be deemed to exist if Placement Agent has not cured a material breach within five (5) business days notice thereof) or by the Placement Agent for convenience, the Company sells any equity securities to any investor (i) that the Placement Agent identified to the Company prior to such expiration or termination and which the Company approved to receive the Memorandum, (ii) as to which the Placement Agent advised the Company prior to such expiration or termination, or (iii) with which the Company or the Placement Agent had discussions prior to such expiration or termination, the fees payable pursuant to clauses (b) and (c) of this paragraph; provided, however, that if no Securities were sold in the Offering, no fees shall be payable in connection with the sale of equity securities to any investor who was not brought to the initial attention of the Company by the Placement Agent. In these regards, within thirty (30) days of the expiration or termination of this Agreement, the Placement Agent shall notify the Company of those persons (A) the Placement Agent so identified, advised the Company, or had discussions with prior to expiration or termination of this Agreement and (B) if there were no securities sold in the Offering, the Placement Agent brought to the initial attention of the Company.

         7. In addition to any fees that may be payable to the Placement Agent under this Agreement, whether or not there is a closing of the Offering, the Company agrees to reimburse the Placement Agent, upon request made from time to time, for all its reasonable out-of-pocket expenses incurred in connection with this engagement that exceed a total of $50,000 and are less than a total of $100,000, including the reasonable fees and disbursements of its legal counsel. The foregoing costs, expenses and charges will be paid by the Company to the Placement Agent promptly upon receipt by the Company of an invoice(s) from the Placement Agent.

         8. (a) The Company will furnish or cause to be furnished to the Placement Agent such information as the Placement Agent believes appropriate to its assignment and to satisfy its due diligence requirements (the "Information"). The Company recognizes and confirms that the Placement Agent (i) will use and rely primarily on the Information and on information available from generally recognized public sources in

                                 Exhibit 10.12

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California Micro Devices Corporation
October 23, 2001
Page 4
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                                                         Needham & Company, Inc.


performing the services contemplated by this Agreement without having independently verified the same, (ii) does not assume responsibility for the accuracy or completeness of the Information and such other information, and
(iii) will not make an appraisal of the Company or its business or assets. To the best of the Company's knowledge, the Information to be furnished by the Company, when delivered, will be true and correct in all material respects and will not contain any material misstatement of fact or omit to state any material fact necessary to make the statements contained therein not misleading. The Company will promptly notify the Placement Agent if it learns of any material inaccuracy or misstatement in, or material omission from, any Information theretofore delivered to the Placement Agent.

         (b) All such Information, whether oral or written, will be kept confidential by Needham & Company except for Information (i) that is already or becomes public through no breach of this provision, (ii) that is in the Memorandum or in materials delivered by the Company to prospective investors, or that the Company agrees may be disclosed, (iii) that Needham & Company is required to disclose by applicable law, regulation or legal process, or (iv) that becomes available to Needham & Company on a non-confidential basis from a third party who is not bound by a confidentiality obligation to the Company; and provided, further, that the Information may be disclosed to Needham & Company's directors, officers, employees, agents, advisors and representatives in connection with its engagement hereunder with a need to know such Information, who shall be informed of the confidential nature of the Information and that such Information is subject to a confidentiality agreement or if, on the advice of counsel, Needham & Company is compelled to disclose such Information.

         9. The Company agrees to indemnify the Placement Agent as set forth in the Placement Agent's standard indemnity provisions attached hereto as Addendum A; provided, however, that if a third party asserts a claim against the Placement Agent related to the Offering, the Company shall not be liable for fees or expenses of counsel or investigators of the Placement Agent which are incurred prior to the Placement Agent giving notice to the Company of such claim.

         10. The Placement Agent's engagement hereunder may be terminated by either the Company or the Placement Agent at any time upon written notice to that effect to the other party, it being understood that the provisions of paragraphs 6, 7, 8(b), 9, 11 and 12 of this Agreement shall survive any such termination. The Company may in its discretion postpone, modify or abandon the Offering prior to closing. The Placement Agent may decline to participate in the Offering if the Placement Agent reasonably determines that the Offering has become impractical or undesirable.

         11. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         12. This Agreement constitutes the entire agreement and understanding of the parties concerning its subject matter, superseding all prior oral or written agreements and understandings concerning its subject matter. This Agreement may not be amended or modified except in writing signed by each of the parties. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to principles of conflicts of law. The Company and the Placement Agent hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States District Courts located in the City of New York for any lawsuits, claims or other proceedings arising out of or relating to this Agreement and agree not to commence any such lawsuit, claim or other proceeding except in such courts. The Company and the Placement Agent hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, claim, or other proceeding arising out of or relating to this Agreement in the courts of the State of New York or the United States District Courts located in the City of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court

                                 Exhibit 10.12

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California Micro Devices Corporation
October 23, 2001
Page 5
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                                                         Needham & Company, Inc.

that any such lawsuit, claim or other proceeding brought in any such court has been brought in an inconvenient forum. Any right to trial by jury with respect to any lawsuit, claim or other proceeding arising out of or relating to this Agreement or the services to be rendered by the Placement Agent hereunder is expressly and irrevocably waived.

         Please   confirm  that  the  foregoing  is  in   accordance   with  our
understanding by signing and returning to us the enclosed duplicate of this letter.

                                           Sincerely yours,

                                           NEEDHAM & COMPANY, INC.


                                           By: /s/ Chad W. Keck
                                                   Managing Director


Agreed to and Accepted
as of the date set forth above:

CALIFORNIA MICRO DEVICES CORPORATION


By: /s/ Robert V. Dickinson
    President and Chief Executive Officer

                                  Exhibit 10.12

                                   Addendum A

     This Addendum A is attached to and incorporated by reference into the foregoing letter agreement (the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

     The Company agrees to indemnify and hold harmless Needham & Company and its affiliates, the respective directors, officers, employees and agents of Needham & Company and its affiliates, and each other person, if any, controlling Needham & Company or any of its affiliates within the meaning of the federal securities laws (Needham & Company and each such other person or entity are hereinafter referred to as an "Indemnified Person") from and against any and all losses, claims, damages, expenses (including fees and disbursements of counsel) and liabilities (or actions or proceedings in respect thereof) (collectively "Losses") caused by, relating to, based upon or arising out of (i) Needham & Company's engagement under the Agreement, any transaction contemplated by such engagement or any Indemnified Person's role in connection therewith (all of the foregoing are collectively hereafter referred to as the "Engagement") or (ii) any untrue statement or alleged untrue statement of a material fact contained in any offering materials, including but not limited to private placement memoranda used to offer securities of the Company in a transaction subject to Needham & Company's engagement under the Agreement, as such materials may be amended or supplemented (and including but not limited to any documents deemed to be incorporated therein by reference), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with respect to clause (i) above, such indemnification obligation shall not apply to any such Loss to the extent it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of the Indemnified Person seeking indemnification. The Company agrees to reimburse each Indemnified Person for all expenses (including fees and disbursements of counsel) as they are incurred by such Indemnified Person in connection with investigating, preparing, defending, paying, settling or compromising any claim, action, suit, proceeding or Loss, whether or not in connection with an action in which any Indemnified Person is a named party. The Company also agrees that an Indemnified Person shall not have any liability (whether direct or indirect, in contract or otherwise) to the Company or its affiliates, directors, officers, employees, agents or shareholders, directly or indirectly for or in connection with the Engagement, except for any Losses that are found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from such Indemnified Person's gross negligence or willful misconduct. In no event, regardless of the legal theory advanced, shall any Indemnified Person be liable for any consequential, indirect, incidental or special damages of any nature.

     If any action, suit, proceeding, or investigation is commenced, as to which such Indemnified Person proposes to demand such indemnification, such
Indemnified Person shall notify the Company with reasonable promptness; provided, however that any failure by such Indemnified Person to notify the Company shall not relieve the Company from its obligations hereunder, except as and to the extent the failure of such timely notice materially prejudices the Company. If the Company so elects or at the request of an Indemnified Person, the Company will assume the defense of such action, suit, proceeding or investigation, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of all fees and expenses of such counsel. In the event, however, that such Indemnified Person reasonably determines in its judgment that representation by common counsel would be inappropriate due to actual or potential differing interests or if the Company fails to assume the defense of the action, suit, proceeding or investigation in a timely manner, then such Indemnified Person may employ separate counsel to represent or defend it in any such action, suit, proceeding or investigation and the Company will pay the fees and disbursements of such counsel; provided, however, that the Company will not be required to pay the fees and disbursements of more than one separate counsel for all Indemnified Persons in any jurisdiction in any single action or proceeding. In any action or proceeding the defense of which the Company assumes, an Indemnified Person will have the right to participate in such litigation and to retain its own counsel at such Indemnified Person's own expense. The Company shall not be liable for any settlement of any action or proceeding effected without its written consent, but if settled with such consent the Company agrees to indemnify the Indemnified Party from and against any Loss by reason of such settlement. The Company shall not settle any claim, action, suit or proceeding related to the Engagement or the Agreement unless the settlement also includes an unconditional release of all Indemnified Persons from all liabilities arising out of such claim, action, suit or proceeding.

     If the indemnification sought by an Indemnified Person hereunder is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to be unenforceable, even though the express provisions hereof provide for indemnification in such case, then the Company shall contribute to the Losses for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and Needham & Company, on the other hand, in connection with the Engagement reflected in the Agreement, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but the relative fault of the Company on the one hand and Needham & Company on the other hand, in connection with the statements, acts or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company and Needham & Company in connection with any transaction shall be deemed to be in the same proportion as the aggregate fee paid or payable to Needham & Company in connection with the transaction bears to the total value of the transaction. The relative fault of the Company and Needham & Company shall be determined by reference to, among other things, whether the statements, actions or omissions to act were by the Company or Needham & Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action or omission to act. Notwithstanding the foregoing, in no event shall the aggregate contribution of all Indemnified Persons for all Losses in connection with any transaction exceed the amount of fees actually received by Needham & Company pursuant to the Agreement.

     If multiple claims are brought against an Indemnified Person in an arbitration, with respect to at least one of which indemnification is permitted under applicable law and provided for under the Agreement, the Company agrees that any arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the arbitration award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available.

     The obligations of the Company referred to above shall be in addition to any liability which the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of any Indemnified Person and the Company. Neither termination of the Agreement nor completion of the Engagement shall affect these indemnification provisions which shall then continue in full force and effect.